Exhibit 99.1

Investor Meetings August 2018

Safe Harbor Statement Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expecta tio ns, intentions, strategies or projections, may be “forward - looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Lit igation Reform Act of 1995. We intend these forward - looking statements to be covered by the safe harbor provisions for forward - looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward - looking words such as “may,” “should,” “could,” “will,” “anticipate,” “ estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently avail abl e competitive, financial and economic data along with our operating plans. Forward - looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair value of our in vestment portfolio, our expectations regarding pricing and other market conditions and valuations of the potential impact of movements in interest rates, equity p ric es, credit spreads and foreign currency rates. Forward - looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will b e important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are n ot limited to, the following:  the cyclical nature of the (re)insurance business leading to periods with excess underwriting capacity and unfavorable premium rates;  increased competition and consolidation in the (re) insurance industry;  general economic, capital and credit market conditions;  the occurrence and magnitude of natural and man - made disasters;  losses from war, terrorism and political unrest or other unanticipated losses;  a decline in our ratings with rating agencies;  actual claims exceeding our loss reserves;  the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions;  our inability to purchase reinsurance or collect amounts due to us;  fluctuations in interest rates, credit spreads, equity prices and/or currency values;  the failure of any of the loss limitation methods we employ;  our inability to purchase reinsurance or collect amounts due to us;  the use of industry catastrophe models and changes to these models;  changes in accounting policies or practices;  the failure to realize the expected benefits or synergies relating to the Company’s transformation initiative and the integration of Novae Group plc;  the failure of our cedants to adequately evaluate risks;  the breach by third parties in our program business of their obligations to us;  difficulties with technology and/or data security;  changes in the political environment of certain countries in which we operate or underwrite business including the United Kingdom's expected withdrawal from the European Union;  inability to obtain additional capital on favorable terms, or at all;  inability to obtain necessary credit;  changes in governmental regulations and potential government intervention in our industry;  failure to comply with certain laws and regulations relating to sanctions and foreign corrupt practices;  the loss of business provided to us by our major brokers and credit risk due to our reliance on brokers;  the failure of our policyholders and intermediaries to pay premiums;  the loss of one or more key executives;  changes in tax laws; and  the other factors set forth in our most recent Annual report on Form 10 - K filed with the Securities and Exchange Commission ("SEC"), as such factors may be updated from time to time in our periodic and other filings with the SEC, which are accessible on the SEC's website at www.sec.gov

Target leadership in global Specialty Risks Top - quintile profitability with industry average volatility Hybrid model – Insurance & Reinsurance Franchise anchored in leadership positions in key markets and distribution relationships Strong relationships with distributors & clients based on expertise, service and agility Focus on markets where we have demonstrable relevance, scale and path for profitable growth Strategic risk financing capabilities to match the right risk with the right capital Consistent Commitment to Our Strategy 3 Commitment to superior capabilities and talent

Pro Lines Property Liability Marine A&H/Other Aviation Credit & Political Risk Terrorism A Leading Global Underwriter Market data as of 8/7/18. (1) 2017 GPW pro forma for recent acquisition of Novae as if acquisition closed 12/31/16. Novae GPW for first 9 months of 2017 co nve rted at 1.28x GBP:USD. Novae was acquired on October 2, 2017 (2) Segment underwriting data is adjusted for realignment of A&H business into Insurance and Reinsurance segments (previously all A& H business included in Insurance segment only) as announced in January 2018. AXIS is a global insurer and reinsurer, providing our clients and distribution partners a broad range of risk transfer products and services, meaningful capacity and unquestioned financial strength AXIS Capital at a Glance Exchange / Ticker NYSE / “AXS” Market Capitalization $4.6 Billion Gross Premium Written (1) $6.6 Billion Top 10 Global Underwriter - E&S - Lloyd’s - U.S. Pro Lines Quarterly Dividend / Annual Yield $0.39 / 2.9% AMB/S&P Financial Strength Ratings A+ / A+ Office Locations 32 Offices across 4 Continents Insurance 56% Reinsurance 44% Total Pro Forma 2017 GPW: $6.6 billion 1 4 Specialty Catastrophe Liability Motor Property A&H Pro Lines Insurance 2 Reinsurance 2

Investor Snapshot: AXIS’ Profitable Growth Story 2Q18 Operating Highlights • Insurance pricing up ~4.5% YTD across all lines; Pricing up double digits in E&S Property & Excess Casualty • 2Q18 GWP grew 21% YoY with the addition of the Novae book and focus on lines of business that are core franchises • 2Q18 accident year loss ratio ex - cat improved 230 basis points to 61.5% YoY • Insurance segment accident year loss ratio ex - cat improved 360 basis points to 57.2% YoY • Reinsurance segment accident year loss ratio ex - cat improved 60 basis points to 65.5% YoY • During 2Q18 AXS reported $60 million of favorable development with $31 million coming from 2017 HIM storms; appropriate IBNR remaining on all 3 storms • Expense ratio improved 240 basis points YoY to 33.5%; VOBA/DAC net drag immaterial by mid - 2019 • ROE accretive fee income from strategic capital partners initiative grew 7.5% YTD as compared to a year ago • Novae integration & TMT remain on track with $40 million of targeted $100 million of savings executed on annualized basis Valuation (1) Excludes PGAAP adjustments related to Novae acquisition – Please refer to the appendix for Non - GAAP reconciliations (2) Select peer group includes AHL, ACGL, RE, AFG, AIG, CB, TRV, MKL and WRB Capital • In May 2018 the 1 - in - 250 year PML for Southeast Wind was reduced 27% sequentially and 21% since the end of 2017 • Pre - funded $250 million of debt at attractive rates that will fully utilize savings starting in 2Q19 at optimal leverage ratio • Dividend yield of ~2.9% which is highest among peer group • AXS shares currently trade at ~1.1x GAAP book value despite the company producing a YTD double digit ROE of 11.3% 1 • Peers 2 producing an average ROE of ~10.0% are trading at an average of ~1.4x book value • Strategy to grow relevance in profitable lines while mitigating volatility continues to gain momentum AXIS continues to gain momentum on its strategic initiatives for better risk - adjusted returns 5

Attractive Valuation Relative to Peers 6 Price to Book vs 2Q18 Annualized ROE 1 AXS 0.5x 1.0x 1.5x 2.0x 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 2Q18 Price - to - Book 2Q18 Annualized Operating ROE 2 (1) Select peer group includes AHL, ACGL, RE, AFG, AIG, CB, TRV, MKL and WRB (2) AXS Operating ROE presented excluding PGAAP adjustments related to Novae acquisition - – Please refer to the appendix for Non - GAA P reconciliations

Active Portfolio Management 7 $2,559 $2,535 $2,368 $2,432 $2,815 $2,138 $2,176 $2,236 $2,538 $2,741 $4,697 $4,712 $4,604 $4,970 $5,556 $0 $750 $1,500 $2,250 $3,000 $3,750 $4,500 $5,250 $6,000 2013 2014 2015 2016 2017 Insurance Reinsurance Legacy AXS GWP Mix 1 Proactive Approach to Disciplined Underwriting • Cat retentions reduced significantly • Early action driven by data & analytics – e.g. US public D&O • Growing profitable niche lines • Top 10 Positions in chosen lines: • Cyber • Renewable Energy • Marine • Political & Credit Risk • Exiting underperforming markets: • Australia retail insurance • US Retail Property • Onshore Energy • International Excess Casualty • Weather & Commodities (1) Excludes Novae but includes A&H realignment

$732 $558 $652 $876 $761 $982 $2,145 $2,417 2013 1Q'18 (LTM) Specialty Short/Med Tail Motor, Professional and General Liability 8 $462 $775 $403 $804 $697 $760 $1,562 $2,340 2013 1Q'18 (LTM) Property Specialty Short Tail Professional and General Liability Major initiatives Major initiatives CAGR: 2.1% CAGR: 12.9% CAGR: 5.8% CAGR: 5.0% CAGR: (5.0%)  Accident & Health  U.S. Wholesale P&C  Novae & Aviabel  Cyber  Agriculture  Mortgage  Flood  U.S. Regional ($ in millions) ($ in millions) CAGR: 10.0% CAGR: 2.3% CAGR: 17.7% Insurance | Net Premiums Earned Reinsurance | Net Premiums Earned CAT / Property Note: Insurance Specialty Short Tail includes Marine, Terrorism, Aviation, Credit and A&H. Reinsurance Specialty Short/Med Tail in clu des Credit, Agriculture, Engineering and Marine & Other. Q1 2018 (LTM) includes pre - acquisition pro - forma Novae NEP for Q2 and Q3 2017 Pursuing Growth in High - Quality Specialty Lines

Recent Actions Driving Margin Improvement FY 2017 “As if” (1) Less: Discontinued Lines (2) Pro Forma 2017 Continuing Lines GPW $6,567 $192 $6,376 NPE $4,751 $195 $4,556 Combined Ratio 111.7% 158.2% 109.8% AY Ex. Cat Combined Ratio 96.8% 120.7% 95.7% ($ in millions) (1) Figures are pro forma for recent acquisition of Novae as if acquisition closed 12/31/16. Excludes impact of PGAAP. – Please ref er to the appendix for Non - GAAP reconciliations; Novae was acquired on October 2, 2017 (2) Includes AXIS and Novae discontinued lines Catalysts for 2018+ • Improved mix/pricing • Invest in Franchise LOBs • New reinsurance leadership • Integration synergies Unusual Events in 2017 • HIM Storms • CA Wildfires • Ogden rate change 9

Operating Results Excluding PGAAP Show True Earnings Power of AXIS 10 Operating EPS, Excluding PGAAP Walk • 2Q18 Operating EPS Ex - PGAAP of $1.43 grew 9.2% as compared $1.31 per share in the prior year quarter • 2Q18 Earnings excluding PGAAP adjustments equates to a 10.7% ROE; YTD Ex - PGAAP ROE of 11.3% • The PGAAP adjustments were a net drag of $0.16 per share in 2Q18 • The drag on earnings will continue to decline in coming quarters and be immaterial by mid - 2019 (1) PGAAP adjustments related to Novae acquisition - – Please refer to the appendix for Non - GAAP reconciliations $1.43

Novae Acquisition: VOBA & DAC Amortization

- In accordance with Purchase Accounting rules AXIS reports amortization of VOBA at the group level
- One-time write-off of DAC at the segment level
- DAC benefit will be ~two-thirds of VOBA amortization at the segment level, largely in Insurance Segment
- Net impact becomes immaterial by mid-2019

VOBA Amortization Schedule


($ in millions)
$50.1
$171.1
$26.7
$5.1
$3.9
–
–
$256.9
4Q17
2018
2019
2020
2021
2022
2023+
Total

(1) PGAAP adjustments related to Novae acquisition -- Please refer to the appendix for Non-GAAP reconciliations

11

Growing Strategic Capital Partnerships 12 Common Equity $4.5 Preferred Equity $0.8 Debt $1.4 Third Party Capital $1.9 Total Managed Capital: $8.6bn Strategic Capital Partners Fee Income (1) Total Managed Capital Premium Ceded to Strategic Capital Partners ($ in billions) ($ in millions) ($ in millions) $6.3 $8.5 $21.8 $36.0 $24.4 2014 2015 2016 2017 YTD 2018 $567 $489 $304 $105 $49 YTD 2018 2017 2016 2015 2014 (1) Fee income from strategic capital partners represents service fees and reimbursement of expenses due to the AXIS Reinsurance seg ment from its strategic capital partners. Fee income from strategic capital partners included $5M included in other insurance related income (expense) for th e y ear ended December 31, 2017, and $8M for year ended December 31, 2016. It also included $31M as an offset to general and administrative expenses for the year end ed December 31, 2017 and $14M for the year ended December 31, 2016.

Improved Capital & Earnings Protection 13 Southeast Wind PMLs 2018 Catastrophe Tower Highlights ($ in millions) $531 $530 $430 $485 $495 $680 $675 $848 $919 $671 2Q17 3Q17 4Q17 1Q18 2Q18 1 in 100 1 in 250 Novae Acquisition • The 1 in 250 year PML for Southeast Wind was reduced 27% sequentially and 21% since the end of 2017 • XOL and aggregate components provide better balance of frequency and severity protection with improved underlying economics • Current towers would have provided an approximate $100 million reduction or ~15% - 20% decrease in retained losses from the 2017 storms • 2018 cat towers utilize both the traditional and ILS reinsurance markets • Structured and placed in May 2018

$13.90 $16.88 $19.93 $19.58 $25.31 $31.33 $29.08 $37.75 $44.33 $43.97 $49.83 $53.68 $59.61 $64.28 $69.90 $67.04 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Diluted BVPS Accumulated Dividends Declared Since 2002 Delivering Excellent Shareholder Value Creation (1) Diluted book value per share calculated using treasury stock method. 12/31/02 diluted BVPS is pro forma for AXIS Capital IP O. 2002 – 2017 CAGR = 11.2% Total Shareholder Value Creation = Growth in Diluted Book Value per Share (1) + Accumulated Declared Dividends 14

Conclusion Transformed AXIS into a relevant player in core specialty markets Superior attributes deliver more defensible market position Substantial progress in transitioning portfolio for greater balance and profitability, with lower volatility Actions already taken will lead to stronger performance in 2018 and beyond Positioned for growth and profitability 15

Appendix – Non - GAAP Reconciliations

Appendix – Non - GAAP Reconciliations

Appendix – Non - GAAP Reconciliations

Appendix – Non - GAAP Reconciliations

Appendix – Non - GAAP Reconciliations